© Atkore Inc. Investor Presentation & Company Overview February 2021

2© Atkore Inc. Cautionary Statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt, Adjusted Net Income Per Share, and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted EBITDA Margin, Adjusted Net Income Per Share to Net Income Per Share, net debt to total debt, and Leverage Ratio. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Any information contained in the following slides that has been previously publicly presented by Atkore speaks as of the date that it was originally presented, as indicated. Atkore is not updating or affirming any of such information as of today’s date. The provision of this information shall not imply that the information has not changed since it was originally presented.

3© Atkore Inc. Disciplined Operational Focus Values-based organization driven by the Atkore Business System Track Record of Success Strong track record of earnings growth, increasing free cash flow and excellent return on capital Market Leadership Leading market share in key product categories with a portfolio of must-stock products for electrical distributors Strong Financial Profile Strong liquidity position with a significant reduction in net leverage over the past two years Opportunities for Growth Multiple levers and opportunities to drive sustainable growth through both organic and inorganic investments Atkore: a Compelling Investment

4© Atkore Inc. Our Foundation is the Atkore Business System

5© Atkore Inc. Atkore at a Glance 1. See non-GAAP reconciliation in appendix 2. As of September 30, 2020. A leading manufacturer of electrical, mechanical, and safety infrastructure solutions 1959 Founded 2016 IPO (NYSE: ATKR) Harvey, IL Headquarters ~3,700 Employees2 FY 2020 Financial Highlights $ Millions (except per share amounts) FY 2020 Change vs. PY Net Sales $1,765.4 (7.9%) Net Income $152.3 +9.5% Adjusted EBITDA(1) $326.6 +0.7% Adjusted EBITDA Margin 18.5% +160 bps Adjusted Net Income per Share(1) (Diluted) $3.78 +4.4% Free Cash Flow(1) $215.0 +23.0% Return on Capital(1) 17.8% +80 bps Electrical 72% Safety & Infrastructure 28% By Segment 65 Global Facilities2 United States 89% Intl. 11% By Geography U.S. Non- Residential Construction - New 33% U.S. Non- Residential Construction - R&R, 20% U.S. Residential Construction 14% OEM 16% Other 6% Intl. 11% By End Market FY 2020 Net Sales Breakdown, $1.8B

6© Atkore Inc. Record Quarterly Earnings in Q1 2021 1. See non-GAAP reconciliation in appendix. Q1 Review • Outstanding results in Q1 supported by leading position in PVC electrical conduit and strength of key end-markets such as residential • Achieved 26.8% adjusted EBITDA margins on a consolidated Atkore basis • Repaid $40M of debt and repurchased $35M of stock in the quarter 447.4 511.1 Q1 2020 Q1 2021 +14% 34.8 85.1 Q1 2020 Q1 2021 +145% 77.7 137.0 Q1 2020 Q1 2021 +76% 0.94 1.88 Q1 2020 Q1 2021 +100% Revenue, $M Net Income, $M Adjusted EBITDA1, $M Adjusted EPS1, $/share

7© Atkore Inc. PVC Electrical Conduit & Fittings Wire Basket Cable Tray & Fittings PVC Trunking Cable Tray, Ladder & Fittings Metal Electrical Conduit Conduit & Cable Fittings Specialty Electrical Conduit: Stainless Steel, PVC-Coated & Aluminum Electrical Prefabrication Flexible Electrical Conduit & Liquidtight Conduit Industrial Flexible Electrical Conduit Roller Tube for Conveyor Telescoping Sign Support System Metal Framing & Fittings (Including Seismic) Perimeter Security Solutions Security Bollards Armored Cable Our Products Are All Around You Everyday

8© Atkore Inc. Outstanding Track Record of Growth 1. See non-GAAP reconciliation in appendix Adjusted EBITDA1, $M Return on Capital1 (ROC), % 164 235 228 272 324 327 FY2016FY2015 FY2017 FY2018 FY2019 FY2020 +15% CAGR 114 140 97 107 175 215 FY2016FY2015 FY2017 FY2019FY2018 FY2020 +13% CAGR 2.7 10.7 12.2 15.4 17.0 17.8 FY2018FY2015 FY2016 FY2019FY2017 FY2020 +1,510 bps Free Cash Flow1, $M

9© Atkore Inc. Quick Facts: Key Brands: Electrical Segment: Manufacture high quality products used in the construction of electrical power systems across various end-use applications Atkore products are a staple for electrical distributors, and our focus on service has helped us establish strong relationships with our customers Comprehensive product portfolio enables solution selling and ability to bundle #2 #1 #3 KEY PRODUCT CATEGORIES AND MARKET POSITION Steel Conduit PVC Conduit PVC Coated Conduit FY 2020 Q1 2021 Net Sales, $M $1,270.5 $387.1 Adjusted EBITDA, $M $292.8 $133.3 Adjusted EBITDA Margin, % 23.0% 34.4% #2 #1 #3 Armored Cable Stainless Steel Conduit Flexible and Liquidtight Conduit

10© Atkore Inc. Quick Facts: Key Brands: Safety & Infrastructure Segment: Design and manufacture solutions for the protection and reliability of critical infrastructure; solutions marketed to contractors, OEMs and end-users Global distribution capabilities for our security focused products and metal framing systems Value-added engineering, installation and pre-fabrication services #2 #1 Top 10 KEY PRODUCT CATEGORIES AND MARKET POSITION Metal Framing and Related Fittings NA In-line Galvanized Mechanical Tube Security Bollards FY 2020 Q1 2021 Net Sales, $M $497.5 $124.8 Adjusted EBITDA, $M $67.8 $14.3 Adjusted EBITDA Margin, % 13.6% 11.4% #2 #1 Cable Tray, Cable Ladder & Fittings NA Barbed Tape Prefabricated Device Assemblies #3

11© Atkore Inc. Organic Growth New Product Innovation Focused Product Categories Global Category Expansion Digital Capabilities & Resources Improving Customer Experience Levers to Drive Organic Growth Recent Example & Highlights Broad range of innovative and new products introduced in the past few years Continue to drive growth from “Focused Product Categories” Expanding global distribution and product capabilities for safety and security product solutions Completed launch of new toolbar for increasing contractor and designer access to digital offerings and tools for our products such as BIM Models (Building Information Modeling) Strategically aligned to several mega-trends such as electrification, growth in digital infrastructure, and safely protecting both people and critical assets Organic Growth Drivers

12© Atkore Inc. Quick Facts: Spent over $290 million of cash on acquisitions since FY2017 Added over $400 million in profitable revenue through M&A activities since 2012 Exited over $400 million in breakeven proforma revenue since 2012 M&A Strategy Focused on Profitable Growth Successful Track Record of Portfolio Management Bolt-On Acquisition Playbook Target Profile ▪ Privately held small to medium sized businesses ▪ Build and foster long-term relationships ▪ Avoid auctions or competitive bidding situations where possible ▪ Sales and distribution through similar or existing channels for Atkore Strategy ▪ Strategic fit from a product or category perspective, or fills a portfolio gap ▪ Identified path to synergy & value creation ▪ Debt responsible ▪ Within existing management bandwidth and capacity Value Creation ▪ Leverage global spend for key raw material input categories to reduce costs ▪ Add products into Atkore sales & distribution umbrella for “One order, one shipment, one invoice” ▪ Drive 1-2 turns of synergy Fiscal Year Related Segment Electrical Safety & Infrastructure 2013 Acquired Heritage Plastics Closed manufacturing location in France Closed manufacturing location in Brazil 2015 Acquired American Pipe & Plastics Acquired SCI 2017 Acquired Marco Acquired Flexicon Closed manufacturing location in Ohio Acquired Cobra Systems 2019 Acquired Vergokan Acquired Rocky Mountain Colby Pipe Acquired FlyTec Systems Acquired U.S. Tray 2021 Acquired Queen City Plastics Acquired Sign Support Systems 2020 Closed manufacturing location in Wales 2018 Acquired CalPipe Divested Flexhead 2016 Ceased operations for fence & sprinkler business 2014 Acquired Ridgeline Pipe Manufacturing

13© Atkore Inc. Debt Structure, $M As of 12/25/20 Cash and Cash Equivalents $280.4 Senior Secured 1st Term Loan Matures 2023 $764.4 Total Debt $764.4 Total Net Debt $484.0 2.9x 2.8x 2.6x 2.2x 2.1x 2.1x 1.9x 1.6x 1.3x Q4 2020 Q1 2019 Q2 2020 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q3 2020 Q1 2021 Manage Leverage Reinvest in the Business Mergers & Acquisitions Return Cash to Stockholders Disciplined Approach to Capital Allocation Ready to Support Future Growth Net Debt to TTM Adjusted EBITDA Debt Structure Strong Financial Profile Ready for the Future

14© Atkore Inc. Focused on Environment, Social & Governance We seek to utilize sustainable business principles and processes that achieve a balance between profitability and protection of all stakeholders, while reducing our impact on the environment and climate. Our Focus People and Community: We seek to protect people and communities in which our facilities are located. Energy and Climate: We are committed to safeguarding climate and ecosystems through preventive practices. Natural Resources: We promote social and environmental stewardship throughout our supply chain. Material Efficiency: We strive to prevent or minimize activities and conditions that pose a threat to human health and the environment. Strong Governance: We are dedicated to creating an organizational structure that is aligned with industry best practices and stockholder interests such as a separate independent Chairman and Delaware incorporation. 43% Reduction in recordable incident rate since 2015 13% Less purchased water intensity since 2016 7% Reduction in greenhouse gas emitted from Energy Star sites since 2016 ~4.5% FY20 Revenue from renewable or energy efficiency-related products 33% Percentage of female or minority members of the Board of Directors 89% Percentage of Independent members of the Board of Directors

15© Atkore Inc. Disciplined Operational Focus Values-based organization driven by the Atkore Business System Track Record of Success Strong track record of earnings growth, increasing free cash flow and excellent return on capital Market Leadership Leading market share in key product categories with a portfolio of must-stock products for electrical distributors Strong Financial Profile Strong liquidity position with a significant reduction in net leverage over the past two years Opportunities for Growth Multiple levers and opportunities to drive sustainable growth through both organic and inorganic investments Atkore: a Compelling Investment

16© Atkore Inc. APPENDIX

17© Atkore Inc. Segment Information Three months ended December 25, 2020 December 27, 2019 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 387,145 $ 133,273 34.4% $ 324,547 $ 68,119 21.0 % Safety & Infrastructure 124,765 14,252 11.4% 123,508 18,727 15.2 % Eliminations (828) (607) Consolidated operations $ 511,082 $ 447,448 Fiscal Year Ended Renamed & Redefined September 30, 2020 September 30, 2019 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 1,270,547 $ 292,809 23.0% $ 1,390,327 $ 285,217 20.5 % Safety & Infrastructure 497,523 67,821 13.6% 527,511 77,407 14.7 % Eliminations (2,649) (1,300) Consolidated operations $ 1,765,421 $ 1,916,538

18© Atkore Inc. Adjusted Earnings Per Share Reconciliation Consolidated Atkore International Group Inc. Three months ended Fiscal Year Ended (in thousands, except per share data) December 25, 2020 December 27, 2019 September 30, 2020 September 30, 2019 Net income $ 85,066 $ 34,790 $ 152,302 $ 139,051 Stock-based compensation 5,522 3,123 13,064 11,798 Intangible asset amortization 8,260 8,113 32,262 32,876 Gain on purchase of business — — — (7,384) Loss on extinguishment of debt — — 273 — Other (a) (8,142) 2,836 (6,712) 7,501 Pre-tax adjustments to net income 5,640 14,072 38,887 44,791 Tax effect (1,410) (3,518) (9,722) (10,974) Adjusted net income $89,296 $45,344 $181,467 $172,868 Weighted-Average Diluted Common Shares Outstanding 47,547 47,999 48,044 47,777 Net income per diluted share $ 1.75 $ 0.71 $ 3.10 $ 2.83 Adjusted net income per diluted share $ 1.88 $ 0.94 $ 3.78 $ 3.62 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment , release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

19© Atkore Inc. Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore International Group Inc. Three months ended Fiscal Year Ended (in thousands) December 25, 2020 December 27, 2019 September 30, 2020 September 30, 2019 Net income $ 85,066 $ 34,790 $ 152,302 $ 139,051 Income tax expense 26,964 7,340 49,696 45,618 Depreciation and amortization 19,044 18,730 74,470 72,347 Interest expense, net 8,254 10,620 40,062 50,473 Restructuring charges (2) 220 3,284 3,804 Stock-based compensation 5,522 3,123 13,064 11,798 Loss on extinguishment of debt — — 273 — Gain on purchase of a business — — — (7,384) Transaction costs 284 51 196 1,200 Other (a) (8,142) 2,836 (6,712) 7,501 Adjusted EBITDA $ 136,990 $ 77,710 $ 326,635 $ 324,408 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment , release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

20© Atkore Inc. Trailing Twelve Month Adjusted EBITDA Consolidated Atkore International Group Inc. TTM Three months ended (in thousands) December 25, 2020 December 25, 2020 September 30, 2020 June 26, 2020 March 27, 2020 Net income $ 202,578 $ 85,066 $ 54,241 $ 24,078 $ 39,193 Interest expense, net 37,696 8,254 9,457 9,421 10,564 Income tax expense 69,320 26,964 20,584 8,672 13,100 Depreciation and amortization 74,784 19,044 18,946 18,316 18,478 Restructuring charges 3,062 (2) (55) 474 2,645 Stock-based compensation 15,463 5,522 3,762 1,656 4,523 Loss on the extinguishment of debt 273 — 273 — — Transaction costs 429 284 17 122 6 Other(a) (17,690) (8,142) (9,029) 984 (1,503) Adjusted EBITDA $ 385,915 $ 136,990 $ 98,196 $ 63,723 $ 87,006 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment , release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

21© Atkore Inc. Net Debt to Total Debt and Leverage Ratio Consolidated Atkore International Group Inc. Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to form 8-K filed on February 2, 2021, November 19, 2020, August 4, 2020, May 5, 2020, February 4, 2020, November 22, 2019, August 7, 2019, May 7, 2019, or February 6, 2019. ($ in thousands) December 25, 2020 September 30, 2020 June 26, 2020 March 27, 2020 December 27, 2019 September 28, 2019 June 28, 2019 March 29, 2019 December 28, 2018 Short-term debt and current maturities of long-term debt $ — $ — $ — $ — $ — $ — $ — $ — $ 26,561 Long-term debt 764,379 803,736 846,145 845,694 845,243 845,317 884,503 884,095 878,094 Total debt 764,379 803,736 846,145 845,694 845,243 845,317 884,503 884,095 904,655 Less cash and cash equivalents 280,420 284,471 $ 237,309 137,202 164,135 123,415 100,734 51,498 75,919 Net debt $ 483,959 $ 519,265 $ 608,836 $ 708,492 $ 681,108 $ 721,902 $ 783,769 $ 832,597 $ 828,736 TTM Adjusted EBITDA (a) $ 385,915 $ 326,635 $ 317,249 $ 342,007 $ 332,095 $ 324,408 $ 306,656 $ 294,839 $ 283,086 Total debt/TTM Adjusted EBITDA 2.0 x 2.5 x 2.7 x 2.5 x 2.5 x 2.6 x 2.9 x 3.0 x 3.2 x Net debt/TTM Adjusted EBITDA 1.3 x 1.6 x 1.9 x 2.1 x 2.1 x 2.2 x 2.6 x 2.8 x 2.9 x

22© Atkore Inc. Free Cash Flow Reconciliation Consolidated Atkore International Group Inc. Fiscal Year Ended (in thousands) September 30, 2020 September 30, 2019 September 30, 2018 September 30, 2017 September 30, 2016 September 30, 2015 Net cash provided by operating activities $ 248,762 $ 209,694 $ 145,703 $ 121,654 $ 156,646 $ 141,073 Capital expenditures (33,770) (34,860) (38,501) (25,122) (16,830) (26,849) Free Cash Flow $ 214,992 $ 174,834 $ 107,202 $ 96,532 $ 139,816 $ 114,224 Three months ended (in thousands) December 25, 2020 December 27, 2019 Net cash provided by operating activities $ 86,276 $ 52,173 Capital expenditures $ (8,229) $ (9,809) Free Cash Flow $ 78,047 $ 42,364

23© Atkore Inc. Return on Capital Calculation Consolidated Atkore International Group Inc. Fiscal Year Ended (in thousands) September 30, 2020 September 30, 2019 September 30, 2018 September 30, 2017 September 30, 2016 September 30, 2015 Income (Loss) Before Taxes $ 201,998 $ 184,669 $ 166,352 $ 126,125 $ 86,781 $ (7,871) Income Tax Expense (Benefit) 49,696 45,618 29,707 41,486 27,985 (2,916) Tax Rate % [Income Tax Expense (Benefit) ÷ Income (Loss) Before Taxes] 24.6% 24.7% 17.9% 32.9% 32.2% 37.0% Operating Income $ 239,556 $ 223,664 $ 179,698 $ 155,953 $ 125,466 $ 36,938 Estimated Taxes on Operating Income [Tax Rate % x Operating Income] 58,936 55,251 32,090 51,297 40,460 13,685 Net Operating Profit After Taxes [Operating Income – Estimated Taxes on Operating Income] $ 180,620 $ 168,413 $ 147,608 $ 104,656 $ 85,006 $ 23,253 Total Assets $ 1,558,525 $ 1,436,995 $ 1,324,060 $ 1,215,092 $ 1,164,568 $ 1,113,799 Cash 284,471 123,415 126,662 45,718 200,279 80,598 Current Liabilities 276,170 287,534 272,747 211,837 204,822 210,498 Short-Term Debt & Current Maturities of Long-Term Debt — — 26,561 4,215 1,267 2,864 Capital Base [Total Assets – Cash – Current Liabilities + Short-Term Debt & Current Maturities of Long-Term Debt] $ 997,884 $ 1,026,046 $ 951,212 $ 961,752 $ 760,734 $ 825,567 Average Capital Base [Average of Prior Period Capital Base and Current Period Capital Base] $ 1,011,965 $ 988,629 $ 956,482 $ 861,243 $ 793,151 $ 873,363 Return on Capital Percentage [Net Operating Profit After Taxes ÷ Average Capital Base] 17.8% 17.0% 15.4% 12.2% 10.7% 2.7% Inputs for all periods above can be found either in the appendix, or in our Annual Reports filed on November 19, 2020, November 22, 2019, November 28, 2018, November 29, 2017 and November 29, 2016.

24© Atkore Inc. 16100 South Lathrop Avenue, Harvey, IL 60426 atkore.com Thank You!